Exhibit 10.43

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 6
to
Purchase Agreement No. 3219
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Relating to Boeing Model 787 Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 6 (SA-6) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, the parties have mutually agreed on terms and conditions under which the [****]; and
WHEREAS, Customer and Boeing agree to incorporate clarifying revisions to certain exhibits and letter agreements;
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

PA 3219	SA-6	Page 1
BOEING PROPRIETARY

1.    Engine Pricing.
For avoidance of doubt, the parties have agreed upon an [****] for the 787-9 Aircraft listed in Table 1(R4) in effect at the effective date of this SA-6 equipped with GEnx-1B74/75 engines. Such [****]. Such [****] in accordance with the Purchase Agreement.
2.    Table of Contents.
The Table of Contents referencing SA-5 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-6 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
3.    Tables.
3.1 Table 1(R4). Table 1(R3) entitled “787-923 Aircraft Information Table - GENX” referencing SA-5 in the footer is deleted in its entirety. Table 1(R4) entitled “787-9 Aircraft Information Table - GENX” (attached hereto) referencing SA-6 in the footer is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
3.2 Table 4. Table 4 is withdrawn from the Purchase Agreement.
4.    Exhibit.
Exhibit A2: Aircraft Configuration for 787-8 Aircraft. Exhibit A2(R2) entitled “Aircraft Configuration for 787-8 Aircraft” is deleted in its entirety and replaced with the similarly titled Exhibit A2(R3) (attached hereto) referencing SA-6 in the footer is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
5.    Letter Agreements.
5.1 [****].
Letter Agreement 6-1162-CLO-1047R2 entitled “[****]” is deleted in its entirety and replaced with the similarly titled Letter Agreement 6-1162-CLO-1047R3 which, inter alia, provides revised terms for the [****] (as that term is defined in Letter Agreement 6-1162-TRW-0674R3 entitled “Business Considerations”) and updates references to the various Tables. Letter Agreement 6-1162-CLO-1047R3 is hereby made a part of the Purchase Agreement in replacement of its predecessor.
5.2 CS1 Matters.
Letter Agreement 6-1162-CLO-1049R1 entitled “CS1 Matters” is deleted in its entirety and replaced with the similarly titled Letter Agreement 6-1162-CLO-1049R2 that, inter alia, corrects a reference in the predecessor document. Letter Agreement 6-1162-CLO-1049R2 is hereby made a part of the Purchase Agreement in replacement of its predecessor.

PA 3219	SA-6	Page 2
BOEING PROPRIETARY

5.3 Aircraft Purchase Rights and Substitution Rights.
(a) Revisions of Specified Attachments. Revisions are made to the attachments of Letter Agreement 6-1162-TRW-0664R1 as follows:

Attachment	SA-6 Action
Attachment A(R1) – MADP Exercise Dates	REPLACED by Attachment A(R2) – MADP Exercise Dates

Attachment B(R1) – QADP Exercise Dates	REPLACED by Attachment B(R2) – QADP Exercise Dates

Attachment C(R1)* – MADP & QADP Rights Aircraft * - The Table of Contents in SA-5 mislabeled the revision level as (R2); however, there has been only 1 revision of Attachment C prior to SA-6.	REPLACED by Attachment C(R2) – MADP & QADP Rights Aircraft
(b) Letter Agreement – [****]. The parties [****] of this SA-6, the parties [****] Letter Agreement 6-1162-TRW-0664R2 entitled “Aircraft Purchase Rights and Substitution Rights” [****], inter alia, the agreements of the parties made in Supplement Agreement No. 5 to the Purchase Agreement and in this SA-6. [****], Letter Agreement 6-1162-TRW- 0664R2 will replace the similarly titled Letter Agreement 6-1162-TRW-0664R1.
5.4 [****] Letter.
Letter Agreement 6-1162-TRW-0667R1 entitled “[****]” is deleted in its entirety and replaced with the similarly titled Letter Agreement 6-1162-TRW-0667R2 that, inter alia, [****]. Letter Agreement 6-1162-TRW-0667R2 is hereby made a part of the Purchase Agreement in replacement of its predecessor.
5.5 Business Considerations.
Letter Agreement 6-1162-TRW-0674R2 entitled “Business Considerations” is deleted in its entirety and replaced with the similarly titled Letter Agreement 6-1162-TRW-0674R3 that, inter alia, updates the references to the various Tables and [****]. Letter Agreement 6-1162-TRW-0674R3 is hereby made a part of the Purchase Agreement in replacement of its predecessor.

PA 3219	SA-6	Page 3
BOEING PROPRIETARY

5.6 [****] Letter.
Letter Agreement AAL-PA-3219-LA-08836 entitled “[****]” is deleted in its entirety and replaced with the similarly titled Letter Agreement AAL-PA-3219-LA-08836R1 that, inter alia, [****]. Letter Agreement AAL-PA-3219-LA-08836R1 is hereby made a part of the Purchase Agreement in replacement of its predecessor.
5.7 [****].
Letter Agreement AAL-PA-3219-LA-08837 entitled “[****]” is deleted in its entirety and replaced with the similarly titled Letter Agreement AAL-PA-3219-LA-08837R1 that corrects certain technical errors in the predecessor document. Letter Agreement AAL-PA-3219-LA-08837R1 is hereby made a part of the Purchase Agreement in replacement of its predecessor.
5.8 [****].
Letter Agreement AAL-PA-3219-LA-1302236 entitled “[****]” is deleted in its entirety and replaced with the similarly titled Letter Agreement AAL-PA-3219-LA-1302236R1 that, inter alia, corrects a reference in the predecessor document. Letter Agreement AAL-PA-3219-LA-1302236R1 is hereby made a part of the Purchase Agreement in replacement of its predecessor.
6.    Effect on Purchase Agreement.
6.1 Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.
6.2 The [****] of the following options:
6.2.1 [****]
6.2.2 [****]; and
6.2.3 [****]
are [****] by Customer. In executing SA-6, Customer [****] which is included in the [****] reflected in Table 2(R1) and Table 3(R1) and Exhibit A2(R3).

PA 3219	SA-6	Page 4
BOEING PROPRIETARY

6.3 Table 1 Reference Clarifications.
6.3.1 The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 1(R3), Table 2(R1), Table 3(R1) and Table 4” are now be deemed to refer to “Table 1(R4), Table 2(R1) and Table 3(R1)”. Specifically:

Location of References*
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles

Exhibit C(R1), Definitions of “Aircraft” and “Engine”

Section 1 of Supplemental Exhibit AE1

Section 1.1 of LA 6-1162-TRW-0672R1 entitled “[****]”

*    Section 6.3 of SA-5 also included:
(i)    Section 1 (definition of “Firm Aircraft”) of LA 6-1162-TRW-0664R1 entitled “Aircraft Purchase Rights and Substitution Rights”; and
(ii)    Section 3 of LA 6-1162-TRW-0674R2 entitled “Business Considerations” in the “Location of References” table;
however, neither is included in this SA-6 “Location of References” table since both such letter agreements are deleted in their entirety and replaced with similarly titled Letter Agreements 6-1162-TRW-0674R3 and 6-1162-TRW-0664R2 through this SA-6.
6.3.2 The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 1(R3), Table 2(R1), Table 3(R1) and Table 4” are now deemed to refer to tables as specified below:

Location of References	Revised Reference	Reason for Clarification
Section 1 of Supplemental Exhibit EE1	Table 1(R4)	Supplemental Exhibit EE1 applies to [****].
Section 1 of Supplemental Exhibit EE2	Table 2(R1) and Table 3(R1)	Supplemental Exhibit EE2 applies to [****].

PA 3219	SA-6	Page 5
BOEING PROPRIETARY

6.4 Letter Agreement Reference Clarifications. References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in column 1 of the Figure 1 table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in column 2 of the Figure 1 table.
Figure 1 Table

Column 1	Column 2	Column 3
Original Reference	Replacement Reference	Description
Letter Agreement Numbers: 6-1162-CLO-1047; 6-1162-CLO-1047R1; and 6-1162-CLO-1047R2	Letter Agreement No. 6-1162-CLO-1047R3	[****]
Letter Agreement 6-1162-TRW-0664 6-1162-TRW-0664R1	Letter Agreement 6-1162-TRW-0664R2	Aircraft Purchase Rights and Substitution Rights
Letter Agreement Number: 6-1162-TRW-0667; and 6-1162-TRW-0667R1	Letter Agreement No. 6-1162-TRW-0667R2	[****]
Letter Agreement Number: 6-1162-TRW-0674; 6-1162-TRW-0674R1; and 6-1162-TRW-0674R2	Letter Agreement No. 6-1162-TRW-0674R3	Business Considerations
Letter Agreement Number: AAL-PA-3219-LA-08836	Letter Agreement No. AAL-PA-3219-LA-08836R1	[****]
Letter Agreement AAL-PA-3219-LA-08837	Letter Agreement AAL-PA-3219-LA-08837R1	[****]
6.5 Purchase Agreement Incorporation of Change in Boeing Model 787 Aircraft Designator Convention. Boeing has adopted the use of a single numeric model designator in place of a multiple digit numeric model designator system for all Boeing model 787 aircraft. Accordingly, all references in the Purchase Agreement and any supplemental agreements, aircraft information tables, exhibits, supplemental exhibits and letter agreements referring to “787-923 Aircraft”, “787-923 aircraft”, “Boeing model 787-923 aircraft”, “Model 787-923”, “model 787-923” or “787-923” shall be deemed to be revised to “787-9 Aircraft”, “787-9 aircraft”, “Boeing model 787-9 aircraft”, “Model 787-9 ”, “model 787-9 ” or “787-9 ” as the context requires in order to conform to such revised Boeing model 787 aircraft designator convention.

PA 3219	SA-6	Page 6
BOEING PROPRIETARY

7.    Reimbursements of Advance Payments.
Upon execution of this SA-6, Boeing shall [****] Customer the [****] that is caused by the revision (i) [****] and (ii) [****]. Such [****] 787-8 Aircraft is delivered by Boeing to Customer. The [****].
The rest of this page is left intentionally blank.

PA 3219	SA-6	Page 7
BOEING PROPRIETARY

AGREED AND ACCEPTED

April 21, 2015
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President, Fleet Planning
Title	Title

PA 3219	SA-6	Page 8
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~	SA-2

1(R4)	787-9 Aircraft Information Table – GENX	SA-6

2(R1)	787-8 Aircraft Information Table – GENX ([****] (12) 787-8 Aircraft)	SA-5

3(R1)	787-8 Aircraft Information Table – GENX ([****] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5

4	WITHDRAWN	SA-6

EXHIBIT
A(R1).	Aircraft Configuration for [****] Aircraft	SA-3
A2(R3)	Aircraft Configuration for [****] Aircraft	SA-6
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]

BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3

BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3

CS1.	787 Customer Support Document

EE1.	[****]

~~EE1.~~	[****]	SA-2

EE2.	[****]	SA-4

SLP1.	Service Life Policy Components

P.A. No. 3219	SA-6
Table of Contents	Page 1
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER
3219-01	[****]

3219-02	Special Terms – Seats and In-Flight Entertainment

3219-04	[****]

3219-05R1	Spare Parts Commitments	SA-3

3219-06R1	Spare Parts Initial Provisioning	SA-3

3219-08R2	Open Configuration Matters	SA-5

~~6-1162-AKP-071R1~~	[****] Terminated per AAL-PA-1977-LA-1105595

~~6-1162-AKP-072R2~~	[****] Terminated per AAL-PA-1977-LA-1105595

6-1162-AKP-073R1	Accident Claims and Litigation

~~6-1162-CLO-1031R1~~	[****]	SA-2

	WITHDRAWN	SA-3

~~6-1162-CLO-1032R1~~	[****]	SA-3
Terminated

6-1162-CLO-1039	[****]

6-1162-CLO-1042	[****]

6-1162-CLO-1043R1	787 Inspection Process	SA-3

6-1162-CLO-1045R1	[****]	SA-2

~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~	SA-3

WITHDRAWN

6-1162-CLO-1047R2	[****]	SA-6

~~6-1162-CLO-1048~~	~~Final Matters~~	SA-2

6-1162-CLO-1049R2	CS1 Matters	SA-6

6-1162-TRW-0664R1	Aircraft Purchase Rights and Substitution Rights	SA-4
	Attachment A(R2) – MADP Exercise Data	SA-6
	Attachment B(R2) – QADP Exercise Data	SA-6
	Attachment C(R2) – MADP & QADP Rights Aircraft: Description/Price Data	SA-6
	Attachment D – Form of Purchase Agreement Supplement	SA-3
	~~Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement:~~	SA-6

P.A. No. 3219	SA-6
Table of Contents	Page 2
BOEING PROPRIETARY

TABLE OF CONTENTS, continued
WITHDRAWN

LETTER AGREEMENTS		SA NUMBER
~~6-1162-TRW-0665~~	[****]	SA-3

~~6-1162-TRW-0666~~	[****]	SA-3

6-1162-TRW-0667R2	[****]	SA-6

6-1162-TRW-0668R1	[****]	SA-3

6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3

~~6-1162-TRW-0671~~	[****]	SA-3

WITHDRAWN

6-1162-TRW-0672R1	[****]	SA-3

6-1162-TRW-0673R1	Confidentiality	SA-3

6-1162-TRW-0674R3	Business Considerations	SA-6

AAL-PA-3219-LA-08836R1	[****]	SA-6

AAL-PA-3219-LA-08837R1	[****]	SA-6

AAL-PA-3219-LA-08838	[****]	SA-3

AAL-LA-1106678	Assignment Matters	SA-3

AAL-PA-3219-LA-1302236R1	[****]	SA-6

P.A. No. 3219	SA-6
Table of Contents	Page 3
BOEING PROPRIETARY

Table 1(R4) To Purchase Agreement No. PA-03219
787-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	545,000 pounds
Engine Model/Thrust:	GENX-1B74/75	74,100 pounds
Airframe Price:		[****]
Optional Features:		[****]
Sub-Total of Airframe and Features:		[****]
Engine Price (Per Aircraft):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		[****]
Buyer Furnished Equipment (BFE) Estimate:		[****]
In-Flight Entertainment (IFE) Estimate:		[****]
Deposit per Aircraft:		[****]

Detail Specification:	[****]
Airframe Price Base Year/Escalation Formula:	[****]
Engine Price Base Year/Escalation Formula:	[****]

Airframe Escalation Data:
Base Year Index (ECI):		[****]
Base Year Index (CPI):		[****]
Engine Escalation Data:
Base Year Index (ECI):		[****]
Base Year Index (CPI):		[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
									Total
						[****]	[****]	[****]	[****]
[****]~~-2016~~	*	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]~~-2016~~	*	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]~~-2016~~	*	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03219 71042-1F.TXT	Boeing Proprietary	SA-6, Table 1(R4), Page 1

Table 1(R4) To Purchase Agreement No. PA-03219
787-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]		Total [****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	]	[****]

Total:	22

*    The specified three (3) aircraft are post Effective Date [****]

AAL-PA-03219 71042-1F.TXT	Boeing Proprietary	SA-6, Table 1(R4), Page 2

AIRCRAFT CONFIGURATION
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Exhibit A2(R3) to Purchase Agreement Number 3219

P.A. No. 3219	SA-6	Exhibit A2(R3)
BOEING PROPRIETARY

Exhibit A2(R3)
AIRCRAFT CONFIGURATION
Dated as of the effective Date of SA-6
relating to
BOEING MODEL 787-8 AIRCRAFT
The Detail Specification is Boeing document number [****] (the [****] due to the Detail Specification being [****], e.g., for the [****], the Detail Specification is [****]. The Detail Specification provides [****] set forth in this Exhibit A. Such Detail Specification is comprised of Boeing 787 Airplane [****] by Customer, including the effects on [****], that are specified herein. [****], Boeing will furnish to Customer copies of the Detail Specification, which copies will [****]. The [****], except such [****].

P.A. No. 3219	SA-6	Exhibit A2(R3), Page 1
BOEING PROPRIETARY

Option Number	[****] Where Applicable	Description	[****] AP Price Per A/C	[****] Price Per A/C
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

P.A. No. 3219	SA-6	Exhibit A2(R3), Page 2
BOEING PROPRIETARY

Option Number	[****] Where Applicable	Description	[****] AP Price Per A/C	[****] Price Per A/C
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

P.A. No. 3219	SA-6	Exhibit A2(R3), Page 3
BOEING PROPRIETARY

Option Number	[****] Where Applicable	Description	[****] AP Price Per A/C	[****] Price Per A/C
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

P.A. No. 3219	SA-6	Exhibit A2(R3), Page 4
BOEING PROPRIETARY

Option Number	[****] Where Applicable	Description	[****] AP Price Per A/C	[****] Price Per A/C
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

P.A. No. 3219	SA-6	Exhibit A2(R3), Page 5
BOEING PROPRIETARY

Option Number	[****] Where Applicable	Description	[****] AP Price Per A/C	[****] Price Per A/C
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

P.A. No. 3219	SA-6	Exhibit A2(R3), Page 6
BOEING PROPRIETARY

Option Number	[****] Where Applicable	Description	[****] AP Price Per A/C	[****] Price Per A/C
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]

P.A. No. 3219	SA-6	Exhibit A2(R3), Page 7
BOEING PROPRIETARY

Option Number	[****] Where Applicable	Description	[****] AP Price Per A/C	[****] Price Per A/C
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]		[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
		TOTAL OPTIONS & MASTER CHANGES SUBJECT TO ESCALATION	[****]	[****]

P.A. No. 3219	SA-6	Exhibit A2(R3), Page 8
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
6-1162-CLO-1047R3
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:        [****]

Reference:        Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.    [****]
    1.1    [****]
    1.2    [****]
    1.3    [****]
    1.4    [****]
    1.5    [****]
    1.6    [****]
    1.7    [****]
2.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

P.A. No. 3219	SA-6	L.A. 6-1162-CLO-1047R3
[****]		Page 1
BOEING PROPRIETARY

3.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 21, 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President, Fleet Planning

P.A. No. 3219	SA-6	L.A. 6-1162-CLO-1047R3
[****]		Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
6-1162-CLO-1049R2
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:        CS1 Matters

References:    (a) Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
        (b) Supplemental Exhibit CS1 entitled 787 Product Support Document
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
This letter sets forth terms and conditions, which are beyond Boeing’s normal product support offering as set forth in reference (b).
1.    Part 1, paragraph 4.9 regarding Additional Terms and Conditions.
The following sentence is hereby added to the end of paragraph 4.9 of Part 1 of reference (b):
[****]
2.    Part 2, paragraph 1.1 regarding Field Service Representation.
The following paragraph replaces and supersedes paragraph 1.1 of Part 2 of reference (b):
[****]
3.    Part 2, par. 2.1.4 regarding Engineering Support Services.
The following paragraph replaces and supersedes paragraph 2.1.4 of Part 2 of reference (b):
[****]

P.A. No. 3219	SA-6	L.A. 6-1162-CLO-1049R2
CS1 Matters		Page 1
BOEING PROPRIETARY

4.    Part 3, par. 6 regarding Revisions.
The following paragraphs are added after paragraph 6.1 of Part 3 of reference (b):
    “6.2    [****]
    6.3    [****]
    6.4    [****]”
5.    Part 3, par. 7 regarding Supplier Technical Data.
The following paragraphs are added following paragraph 7.3 of Part 3 of reference (b):
    “7.4    [****]
    7.5    [****]
7.6 Customer will be supplied with the following supplier technical data for repairable equipment:
    (i)    [****]
    (ii)    [****]
    (iii)    [****]
    (iv)    [****]
    (v)    [****]”
6.    Part 6 regarding Other.
Part 6 entitled “Other” as set forth below is hereby added to reference (b).
“787 CUSTOMER SUPPORT DOCUMENT
PART 6: OTHER
1    Additional Technical Data and Documents.
[****]”
7.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

P.A. No. 3219	SA-6	L.A.6-1162-CLO-1049R2
CS1 Matters		Page 2
BOEING PROPRIETARY

8.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 21, 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines

Its:	Vice President, Fleet Planning

P.A. No. 3219	SA-6	L.A.6-1162-CLO-1049R2
CS1 Matters		Page 3
BOEING PROPRIETARY

MADP Attachment A(R2) to Letter Agreement 6-1162-TRW-0664R1 (Model 787)
Information Regarding MADP Rights

	MADP Exercise Date to Exercise as a [****]	MADP Exercise Date	Delivery Month/Year
1.	[****]	[****]	[****]
2.	[****]	[****]	[****]
3.	[****]	[****]	[****]
4.	[****]	[****]	[****]
5.	[****]	[****]	[****]
6.	[****]	[****]	[****]
7.	[****]	[****]	[****]
8.	[****]	[****]	[****]
9.	[****]	[****]	[****]
10.	[****]	[****]	[****]
11.	[****]	[****]	[****]
12.	[****]	[****]	[****]
13.	[****]	[****]	[****]
14.	[****]	[****]	[****]
15.	[****]	[****]	[****]
16.	[****]	[****]	[****]
17.	[****]	[****]	[****]
18.	[****]	[****]	[****]
19.	[****]	[****]	[****]
20.	[****]	[****]	[****]
21.	[****]	[****]	[****]
22.	[****]	[****]	[****]
23.	[****]	[****]	[****]
24.	[****]	[****]	[****]
25.	[****]	[****]	[****]
26.	[****]	[****]	[****]
27.	[****]	[****]	[****]
28.	[****]	[****]	[****]
29.	[****]	[****]	[****]

PA No. 3219	SA-6	LA 6-1162-TRW-0664R1
MADP Attachment A(R2)		Page 1
BOEING PROPRIETARY

QADP Attachment B(R2) to Letter Agreement 6-1162-TRW-0664R1 (Model 787)
Information Regarding QADP Rights

	QADP Exercise Date to Exercise as a [****]	QADP Exercise Date	Delivery Quarter/Year
1.	[****]	[****]	[****]
2.	[****]	[****]	[****]
3.	[****]	[****]	[****]
4.	[****]	[****]	[****]
5.	[****]	[****]	[****]
6.	[****]	[****]	[****]
7.	[****]	[****]	[****]
8.	[****]	[****]	[****]
9.	[****]	[****]	[****]
10.	[****]	[****]	[****]
11.	[****]	[****]	[****]
12.	[****]	[****]	[****]
13.	[****]	[****]	[****]
14.	[****]	[****]	[****]
15.	[****]	[****]	[****]
16.	[****]	[****]	[****]
17.	[****]	[****]	[****]
18.	[****]	[****]	[****]
19.	[****]	[****]	[****]
20.	[****]	[****]	[****]
21.	[****]	[****]	[****]
22.	[****]	[****]	[****]
23.	[****]	[****]	[****]
24.	[****]	[****]	[****]
25.	[****]	[****]	[****]
26.	[****]	[****]	[****]
27.	[****]	[****]	[****]
28.	[****]	[****]	[****]
29.	[****]	[****]	[****]

PA No. 3219	SA-6	LA 6-1162-TRW-0664R1
QADP Attachment B(R2)		Page 1
BOEING PROPRIETARY

MADP Attachment C(R2) to Letter Agreement 6-1162-TRW-0664R1 (Model 787-9)
Information Regarding 787-9 MADP Rights
[****]

Airframe Model/MTOW:	787-9		545,000 pounds
Engine Model/Thrust:	GENX-1B74/75		74,100 pounds
Airframe Price:			[****]
Optional Features:			[****]

Sub-Total of Airframe and Features:			[****]
Engine Price (Per Aircraft):			[****]

Aircraft Basic Price (Excluding BFE/SPE):			[****]
Buyer Furnished Equipment (BFE) Estimate:			[****]
In-Flight Entertainment (IFE) Estimate:			[****]
Non-Refundable Deposit/Aircraft at Def Agreement			[****]
Detail Specification:		[****]
Airframe Price Base Year/Escalation Formula:		[****]	[****]
Engine Price Base Year/Escalation Formula:		[****]	[****]
Airframe Escalation Data:
Base Year Index (ECI):			[****]
Base Year Index (CPI):			[****]
Engine Escalation Data:
Base Year Index (ECI):			[****]
Base Year Index (CPI):			[****]

Delivery Date	Number	Escalation	Escalation Factor		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
	of	Factor			Adv Payment Base	[****]	[****]	[****]	Total [****]
	Aircraft	(Airframe)	(Engine)	Item No	Price Per A/P
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

PA No. 3219, APR 73359	SA-6	LA 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights, MADP Attachment C(R2)		Page 1
BOEING PROPRIETARY

MADP Attachment C(R2) to Letter Agreement 6-1162-TRW-0664R1 (Model 787-9)
Information Regarding 787-9 MADP Rights
[****]

Delivery Date	Number	Escalation	Escalation Factor		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
	of	Factor			Adv Payment Base	[****]	[****]	[****]	Total [****]
	Aircraft	(Airframe)		Item No	Price Per A/P
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Total:	29

PA No. 3219, APR 73359	SA-6	LA 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights, MADP Attachment C(R2)		Page 2
BOEING PROPRIETARY

MADP Attachment C(R2) to Letter Agreement 6-1162-TRW-0664R1 (Model 787-8)
Information Regarding 787-8 MADP Rights
[****]

Airframe Model/MTOW:	787-8		502,500 pounds
Engine Model/Thrust:	GENX-1B70		69,800 pounds
Airframe Price:			[****]
Optional Features:			[****]

Sub-Total of Airframe and Features:			[****]
Engine Price (Per Aircraft):			[****]

Aircraft Basic Price (Excluding BFE/SPE):			[****]

Buyer Furnished Equipment (BFE) Estimate:			[****]
In-Flight Entertainment (IFE) Estimate:			[****]

Non-Refundable Deposit/Aircraft at Def Agreement			[****]
Detail Specification:		[****]
Airframe Price Base Year/Escalation Formula:		[****]	[****]
Engine Price Base Year/Escalation Formula:		[****]	[****]

Airframe Escalation Data:
Base Year Index (ECI):			[****]
Base Year Index (CPI):			[****]
Engine Escalation Data:
Base Year Index (ECI):			[****]
Base Year Index (CPI):			[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Item No	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

						[****]	[****]	[****]	Total [****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

PA No. 3219, APR 73525	SA-6	LA 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights, MADP Attachment C(R2)		Page 1
BOEING PROPRIETARY

MADP Attachment C(R2) to Letter Agreement 6-1162-TRW-0664R1 (Model 787-8)
Information Regarding 787-8 MADP Rights
[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Item No	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Total:	29

PA No. 3219, APR 73525	SA-6	LA 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights, MADP Attachment C(R2)		Page 2
BOEING PROPRIETARY

QADP Attachment C(R2) to Letter Agreement 6-1162-TRW-0664R1 (Model 787-9 as Specified)
Information Regarding 787-9 QADP Rights
[****]

Airframe Model/MTOW:	787-9	545,000 pounds
Engine Model/Thrust:	GENX-1B74/7	74,100 pounds
Airframe- Price:			[****]
Optional Features:			[****]

Sub-Total of Airframe and Features:			[****]
Engine Price (Per Aircraft):			[****]

Aircraft Basic Price (Excluding BFE/SPE):			[****]
Buyer Furnished Equipment (BFE) Estimate:			[****]
In-Flight Entertainment (IFE) Estimate:			[****]

Non-Refundable Deposit/Aircraft at Def Agreement:			[****]
Detail Specification:		[****]
Airframe Price Base Year/Escalation Formula:		[****]	[****]
Engine Price Base Year/Escalation Formula:		[****]	[****]

Airframe Escalation Data:
Base Year Index (ECI):			[****]
Base Year Index (CPI):			[****]
Engine Escalation Data:
Base Year Index (ECI):			[****]
Base Year Index (CPI):			[****]

Delivery Date	QADP Designation	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Item No	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							[****]	[****]	[****]	Total [****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

PA No. 3219, APR 73359	SA-6	LA 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights, QADP Attachment C(R2)		Page 1
BOEING PROPRIETARY

QADP Attachment C(R2) to Letter Agreement 6-1162-TRW-0664R1 (Model 787-9 as Specified)
Information Regarding 787-9 QADP Rights
[****]

Delivery Date	QADP Designation	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Item No	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							[****]	[****]	[****]	Total [****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	[****] 2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	[****] 2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	[****] 2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	[****] 2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	[****] 2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	[****] 2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Total:	Total:	29

PA No. 3219, APR 73359	SA-6	LA 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights, QADP Attachment C(R2)		Page 2
BOEING PROPRIETARY

QADP Attachment C(R2) to Letter Agreement 6-1162-TRW-0664R1 (Model 787-8 as Specified)
Information Regarding 787-8 QADP Rights
[****]

Airframe Model/MTOW:	787-8		502,500 pounds
Engine Model/Thrust:	GENX-1B70		69,800 pounds
Airframe Price:			[****]
Optional Features:			[****]

Sub-Total of Airframe and Features:			[****]
Engine Price (Per Aircraft):			[****]

Aircraft Basic Price (Excluding BFE/SPE):			[****]

Buyer Furnished Equipment (BFE) Estimate:			[****]
In-Flight Entertainment (IFE) Estimate:			[****]
Non-Refundable Deposit/Aircraft at Def Agreement:			[****]
Detail Specification:		[****]
Airframe Price Base Year/Escalation Formula:		[****]	[****]
Engine Price Base Year/Escalation Formula:		[****]	[****]
Airframe Escalation Data:
Base Year Index (ECI):			[****]
Base Year Index (CPI):			[****]
Engine Escalation Data:
Base Year Index (ECI):			[****]
Base Year Index (CPI):			[****]

Notional Month for APBP Delivery Date	QADP Designation	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Item No	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							[****]	[****]	[****]	Total [****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	[****] 2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

PA No. 3219, APR 73525	SA-6	LA 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights, QADP Attachment C(R2)		Page 1
BOEING PROPRIETARY

QADP Attachment C(R2) to Letter Agreement 6-1162-TRW-0664R1 (Model 787-8 as Specified)
Information Regarding 787-8 QADP Rights
[****]

Notional Month for APBP Delivery Date	QADP Designation	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Item No	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

							[****]	[****]	[****]	Total [****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	[****] 2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	[****] 2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	[****] 2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	[****] 2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	[****] 2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	[****] 2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	[****] 2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2022	[****] 2022	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Total:	Total:	29

PA No. 3219, APR 73525	SA-6	LA 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights, QADP Attachment C(R2)		Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
6-1162-TRW-0667R2
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:        [****]

Reference:        Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 Aircraft (Aircraft).
This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Boeing recognizes that performance retention within reasonable limits is essential to maintain the economy of operation of the Aircraft. Therefore the parties hereto agree as follows with respect to performance retention.
1.    Aircraft Commitment.
For the purposes of this Letter Agreement, the “Covered Aircraft” shall be defined as a [****]
Boeing commits to Customer that, [****], as defined in Attachment A, during the Performance Retention Term, as defined in paragraph 2 below, will not exceed the levels shown in the table below (Aircraft Commitment).

Time After Delivery of the First Covered Aircraft	Cumulative Fleet Average Fuel Mileage Deterioration Commitment (%)
[****]	[****]
[****]	[****]
[****]	[****]
[****]
2.    Applicability and Performance Retention Term.
[****]

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0667R2
[****]		Page 1
BOEING PROPRIETARY

2.1 Delivery Schedule for Covered Aircraft.
For the purposes of this Letter Agreement, it is anticipated that Boeing will deliver the Covered Aircraft to Customer in accordance with the following delivery schedule set forth in Attachment C. If the fleet size and delivery schedule is significantly different, the Aircraft Commitment may be appropriately adjusted to reflect such changes.
2.2 Performance Retention Term.
[****]
3.    Conditions.
3.1 Operation and Maintenance.
Customer shall operate and maintain the Covered Aircraft in accordance with Customer’s FAA-approved operations and maintenance programs. Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals and Customer’s Maintenance Program and an Engine Management Program mutually defined and agreed to by the Engine Manufacturer and Customer.
3.2 Powerback.
[****]
3.3 Flight Cycle Utilization and Derate.
[****]
4.    Determination of Fuel Mileage Deterioration.
[****]
Following the delivery of each Covered Aircraft to Customer by Boeing, and continuing until expiration of the Performance Retention Term, Customer shall record, analyze, and forward to Boeing cruise fuel mileage data obtained on such Covered Aircraft as specified in Attachment B (Basic Data).
[****]
5.    Notice of Performance Deterioration.
[****]

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0667R2
[****]		Page 2
BOEING PROPRIETARY

6.    Election of Actions.
Upon Boeing’s receipt of any notice that the Cumulative Fleet Average Fuel Mileage Deterioration exceeds, or is likely to exceed the Aircraft Commitment, Boeing and Customer, as appropriate, will take the following actions:
6.1 Data.
Boeing will evaluate the Basic Data. At its option, Boeing may accomplish such evaluation by analysis of Customer’s raw ACMS data or by obtaining additional performance data on such Covered Aircraft in accordance with Attachment B. Such additional data may include data acquired during revenue service with Boeing personnel aboard as observers. The Basic Data and any additional data obtained by Boeing in its evaluation shall be appropriately adjusted to reflect any material changes elected by Customer to the Covered Aircraft which have occurred subsequent to delivery of the Covered Aircraft, including any replacement of one or more of the engines installed on a Covered Aircraft. Additionally, adjustments will be applied for any relevant factors as agreed by Customer and Boeing (e.g., inaccuracies in flight deck instrumentation, a sudden increase in deterioration that is attributed to a foreign object damage event such as severe hail and the additional rate of deterioration for Aircraft used for pilot training). If Boeing and Customer are in disagreement as to such evaluation of the Basic Data, such disagreement shall be resolved by good faith technical negotiation between the parties including, as necessary, the Engine Manufacturer.
6.2 Surveys.
[****]
6.3 Weight.
Boeing may request that Customer weigh such Covered Aircraft, in which event Customer agrees to weigh such Covered Aircraft in conjunction with its normally scheduled maintenance and will report its findings to Boeing.
6.4 Corrective Actions.
Boeing shall promptly make such recommendations to Customer that Boeing believes would result in improvement of the cruise fuel mileage performance of such Covered Aircraft based on analysis of the surveys and available data pursuant to Paragraphs 6.1 - 6.3. Boeing, Engine Manufacturer and Customer shall thereafter mutually agree on the appropriate corrective action to be taken based on any such recommendations. Corrective actions, which involve maintenance and/or refurbishment, as described in paragraph 6.2, both on-wing and off-wing, shall be performed at no cost to Boeing and/or Engine Manufacturer.

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0667R2
[****]		Page 3
BOEING PROPRIETARY

6.5 Improvement Parts and Engine Refurbishment.
Following the completion of any corrective action pursuant to Paragraph 6.4, if subsequent Basic Data show that the [****]
[****]
[****]
[****]
7.    Payments.
[****]
7.1 Annual Excess Fuel Burn Amount.
[****]
[****]
[****]
[****]
[****]
[****]
7.2 Credit Memorandum.
[****]
7.3. Credit Adjustments.
[****]
7.4 Limitation on Amount of Credits.
[****]
8.    Duplication of Benefits
[****]

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0667R2
[****]		Page 4
BOEING PROPRIETARY

9.    Assignment Prohibited.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
10.    Exclusive Remedy.
[****]

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0667R2
[****]		Page 5
BOEING PROPRIETARY

11.    Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval.
ACCEPTED AND AGREED TO this 21st day of April of 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President, Fleet Planning

By:

Its:

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0667R2
[****]		Page 6
BOEING PROPRIETARY

Attachment A: Determination of Cumulative Fleet Average Fuel Mileage Deterioration
For purposes of this Letter Agreement, the Cumulative Fleet Average Fuel Mileage Deterioration is the average cruise fuel mileage deterioration of the Covered Aircraft. The determination of the Fleet Average Mileage Deterioration will be based on fuel mileage deterioration of individual Covered Aircraft relative to their Baseline Performance Level cruise fuel mileage performance as defined below.
1. Boeing will provide Customer with the Boeing Airplane Performance Monitoring Program (APM), in effect at the time of delivery of the first Covered Aircraft, that shall be used for data analysis during the Performance Retention Term . For purposes of this Letter Agreement, the Model Reference Level cruise fuel mileage performance for the Covered Aircraft shall be as set forth in the APM.
2. [****]
3. [****]
4. The Current Deterioration (expressed as a percentage) for each Covered Aircraft is the difference between the Current Performance Level and the Baseline Performance Level.

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0667R2
[****]- Attachment A		Page 1
BOEING PROPRIETARY

Attachment A: Determination of Cumulative Fleet Average Fuel Mileage Deterioration, continued
5. [****]
6. The Cumulative Fleet Average Fuel Mileage Deterioration (expressed as a percentage) will be determined for each Subsequent Monitoring Period by summing the Fleet Average Fuel Mileage Deterioration values as determined in Paragraph 5 for each calendar month according to the following equation:
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
7. [****]

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0667R2
[****]- Attachment A		Page 2
BOEING PROPRIETARY

Attachment B: Cruise Fuel Mileage Performance Determination
Customer shall obtain cruise fuel mileage performance data in revenue service using the Airplane Condition Monitoring System (ACMS). This data will be recorded during level flight cruise in steady state conditions. Data shall be obtained in accordance with the then current revision of the Airplane Performance Monitoring Software User Guide (APM User Guide) and shall include the parameters defined in the airplane model specific appendix during each such data recording (Data Events).
Boeing will provide Customer with the Boeing Airplane Performance Monitoring Software for data analysis. Customer shall reduce and analyze data obtained from the Data Events. Such analysis shall be in accordance with the methods set forth in the APM User Guide. Customer’s analysis shall include the determination of the fuel mileage, thrust required and fuel flow required relative to the Model Reference Level.
Customer will maintain records of factors relating to fuel mileage deterioration. These factors will include (a) engine history, cockpit instrumentation history and airframe history and condition of such Covered Aircraft, (b) pertinent Covered Aircraft maintenance and operational procedures used by Customer, (c) drag effects of any post delivery airframe and/or engine changes incorporated in such Covered Aircraft, (d) sudden shifts in engine EGT condition monitoring data, and (e) any other relevant factors.

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0667R2
[****]- Attachment B		Page 1
BOEING PROPRIETARY

Attachment C: Delivery Schedule for Covered Aircraft

Aircraft	Delivery Date
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0667R2
[****]- Attachment C		Page 1
BOEING PROPRIETARY

Attachment D: ANNUAL LIMITATION ADJUSTMENT EQUATION
(CALENDAR YEARS 2015 AND ON)
(a)    [****]
[****]
(b)    [****]
[****]
[****]
[****]
(c)    [****]
    (i)    [****]

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0667R1
[****]- Attachment D		Page 1
BOEING PROPRIETARY

Attachment D: ANNUAL LIMITATION ADJUSTMENT EQUATION, continued
    (ii)    [****]
    (iii)    [****]
NOTE: [****]

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0667R1
[****]- Attachment D		Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
6-1162-TRW-0674R3
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        Business Considerations

Reference:        Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.    Basic Credit.
[****]:
[****]
[****]
[****]
[****]
2.    Simulator Package [****].
[****]
3.    Delivery Reschedule Credit Memorandum.
[****]
[****]
[****]
[****]
[****]

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0674R3
Business Considerations		Page 1
BOEING PROPRIETARY

4.    [****]
4a.    [****].
4a.1 [****] (as defined in Section 4a.2 herein) and each [****] (as defined in Section 4a.2 herein), [****]. The [****] in accordance with the provisions of the [****] as such provisions have been applied to the [****]. Such [****]. The [****] is provided in addition to the [****].
4a.2 Paragraph 4a Definitions: For purposes of this Paragraph 4a, the following definitions shall apply:
[****] means each of the [****].
[****] means each [****].
5.    [****]
[****]
6.    [****]
[****]

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0674R3
Business Considerations		Page 2
BOEING PROPRIETARY

7.    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement and or the Purchase Agreement. Customer and Boeing will limit the disclosure of its contents to employees of Customer or Boeing, as applicable, with a need to know the contents for purposes of helping the applicable party perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 21, 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President, Fleet Planning

P.A. No. 3219	SA-6	L.A.6-1162-TRW-0674R3
Business Considerations		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-3219-LA-08836R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:        [****]

Reference:        Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 Aircraft (Aircraft).

This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Boeing recognizes that performance retention within reasonable limits is essential to maintain the economy of operation of the Aircraft. Therefore the parties hereto agree as follows with respect to performance retention.
1.    Aircraft Commitment.
For the purposes of this Letter Agreement, the Covered Aircraft shall be defined as a [****]
Boeing commits to Customer that, [****], as defined in Attachment A, during the Performance Retention Term, as defined in paragraph 2 below, will not exceed the levels shown in the table below (Aircraft Commitment).

Time After Delivery of the First Covered Aircraft	Cumulative Fleet Average Fuel Mileage Deterioration Commitment (%)
[****]	[****]
[****]	[****]
[****]	[****]
[****]
2.    Applicability and Performance Retention Term.
[****]

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08836R1
[****]		Page 1
BOEING PROPRIETARY

2.1 Delivery Schedule for Covered Aircraft.
For the purposes of this Letter Agreement, it is anticipated that Boeing will deliver the Covered Aircraft to Customer in accordance with the following delivery schedule set forth in Attachment C. If the fleet size and delivery schedule is significantly different, the Aircraft Commitment may be appropriately adjusted to reflect such changes.
2.2 Performance Retention Term.
[****]
3.    Conditions.
3.1 Operation and Maintenance.
Customer shall operate and maintain the Covered Aircraft in accordance with Customer’s FAA-approved operations and maintenance programs. Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals and Customer’s Maintenance Program and an Engine Management Program mutually defined and agreed to by the Engine Manufacturer and Customer.
3.2 Powerback.
[****]
3.3 Flight Cycle Utilization and Derate.
[****]
4.    Determination of Fuel Mileage Deterioration.
[****]
Following the delivery of each Covered Aircraft to Customer by Boeing, and continuing until expiration of the Performance Retention Term, Customer shall record, analyze, and forward to Boeing cruise fuel mileage data obtained on such Covered Aircraft as specified in Attachment B (Basic Data).
[****]
5.    Notice of Performance Deterioration.
[****]

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08836R1
[****]		Page 2
BOEING PROPRIETARY

6.    Election of Actions.
Upon Boeing’s receipt of any notice that the Cumulative Fleet Average Fuel Mileage Deterioration exceeds, or is likely to exceed the Aircraft Commitment, Boeing and Customer, as appropriate, will take the following actions:
6.1 Data.
Boeing will evaluate the Basic Data. At its option, Boeing may accomplish such evaluation by analysis of Customer’s raw ACMS data or by obtaining additional performance data on such Covered Aircraft in accordance with Attachment B. Such additional data may include data acquired during revenue service with Boeing personnel aboard as observers. The Basic Data and any additional data obtained by Boeing in its evaluation shall be appropriately adjusted to reflect any material changes elected by Customer to the Covered Aircraft which have occurred subsequent to delivery of the Covered Aircraft, including any replacement of one or more of the engines installed on a Covered Aircraft. Additionally, adjustments will be applied for any relevant factors as agreed by Customer and Boeing (e.g., inaccuracies in flight deck instrumentation, a sudden increase in deterioration that is attributed to a foreign object damage event such as severe hail and the additional rate of deterioration for Aircraft used for pilot training). If Boeing and Customer are in disagreement as to such evaluation of the Basic Data, such disagreement shall be resolved by good faith technical negotiation between the parties including, as necessary, the Engine Manufacturer.
6.2 Surveys.
[****]
6.3 Weight.
Boeing may request that Customer weigh such Covered Aircraft, in which event Customer agrees to weigh such Covered Aircraft in conjunction with its normally scheduled maintenance and will report its findings to Boeing.
6.4 Corrective Actions.
Boeing shall promptly make such recommendations to Customer that Boeing believes would result in improvement of the cruise fuel mileage performance of such Covered Aircraft based on analysis of the surveys and available data pursuant to Paragraphs 6.1 - 6.3. Boeing, Engine Manufacturer and Customer shall thereafter mutually agree on the appropriate corrective action to be taken based on any such recommendations. Corrective actions, which involve maintenance and/or refurbishment, as described in paragraph 6.2, both on-wing and off-wing, shall be performed at no cost to Boeing and/or Engine Manufacturer.
6.5 Improvement Parts and Engine Refurbishment.
Following the completion of any corrective action pursuant to Paragraph 6.4, if subsequent Basic Data show that the [****].
[****]
[****]
[****]

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08836R1
[****]		Page 3
BOEING PROPRIETARY

7.    Payments.
[****]
7.1 Annual Excess Fuel Burn Amount.
[****]
[****]
[****]
[****]
[****]
[****]
7.2 Credit Memorandum.
[****]
7.3. Credit Adjustments.
[****]
7.4 Limitation on Amount of Credits.
[****]
8.    Duplication of Benefits
[****]
9.    Assignment Prohibited.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
10.    Exclusive Remedy.
[****]
11.    Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08836R1
[****]		Page 4
BOEING PROPRIETARY

employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval.
ACCEPTED AND AGREED TO this 21st day of April of 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President, Fleet Planning

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08836R1
[****]		Page 5
BOEING PROPRIETARY

Attachment A: Determination of Cumulative Fleet Average Fuel Mileage Deterioration
For purposes of this Letter Agreement, the “Cumulative Fleet Average Fuel Mileage Deterioration” is the average cruise fuel mileage deterioration of the Covered Aircraft. The determination of the Fleet Average Mileage Deterioration will be based on fuel mileage deterioration of individual Covered Aircraft relative to their Baseline Performance Level cruise fuel mileage performance as defined below.
1. Boeing will provide Customer with the Boeing Airplane Performance Monitoring Program (APM), in effect at the time of delivery of the first Covered Aircraft, that shall be used for data analysis during the Performance Retention Term. For purposes of this Letter Agreement, the Model Reference Level cruise fuel mileage performance for the Covered Aircraft shall be as set forth in the APM.
2. [****]
3. [****]
4. The Current Deterioration (expressed as a percentage) for each Covered Aircraft is the difference between the Current Performance Level and the Baseline Performance Level.

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08836R1
[****]- Attachment A		Page 1
BOEING PROPRIETARY

Attachment A: Determination of Cumulative Fleet Average Fuel Mileage Deterioration, continued
5. [****]
6. The Cumulative Fleet Average Fuel Mileage Deterioration (expressed as a percentage) will be determined for each Subsequent Monitoring Period by summing the Fleet Average Fuel Mileage Deterioration values as determined in Paragraph 5 for each calendar month according to the following equation:
[****]
[****]
[****]
[****]
[****]
[****]
[****]
7. [****]

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08836R1
[****]- Attachment A		Page 2
BOEING PROPRIETARY

Attachment B: Cruise Fuel Mileage Performance Determination
Customer shall obtain cruise fuel mileage performance data in revenue service using the Airplane Condition Monitoring System (ACMS). This data will be recorded during level flight cruise in steady state conditions. Data shall be obtained in accordance with the then current revision of the Airplane Performance Monitoring Software User Guide (APM User Guide) and shall include the parameters defined in the airplane model specific appendix during each such data recording (Data Events).
Boeing will provide Customer with the Boeing Airplane Performance Monitoring Software for data analysis. Customer shall reduce and analyze data obtained from the Data Events. Such analysis shall be in accordance with the methods set forth in the APM User Guide. Customer’s analysis shall include the determination of the fuel mileage, thrust required and fuel flow required relative to the Model Reference Level.
Customer will maintain records of factors relating to fuel mileage deterioration. These factors will include (a) engine history, cockpit instrumentation history and airframe history and condition of such Covered Aircraft, (b) pertinent Covered Aircraft maintenance and operational procedures used by Customer, (c) drag effects of any post delivery airframe and/or engine changes incorporated in such Covered Aircraft, (d) sudden shifts in engine EGT condition monitoring data, and (e) any other relevant factors.

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08836R1
[****]- Attachment B		Page 1
BOEING PROPRIETARY

Attachment C: Delivery Schedule for Covered Aircraft

Aircraft	Delivery Date
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08836R1
[****]- Attachment C		Page 1
BOEING PROPRIETARY

Attachment D: ANNUAL LIMITATION ADJUSTMENT EQUATION
(CALENDAR YEARS 2015 AND ON)
(a)    [****]
[****]
(b)    [****]
[****]
[****]
[****]
(c)    [****]
    (i)    [****]

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08836R1
[****]- Attachment D		Page 1
BOEING PROPRIETARY

Attachment D: ANNUAL LIMITATION ADJUSTMENT EQUATION, continued
    (ii)    [****]
    (iii)    [****]
NOTE: [****]

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08836R1
[****]- Attachment D		Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-3219-LA-08837R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]

Reference:    Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the performance guarantees in Attachment A for 787-9. [****] Notwithstanding the provision of the [****] in Attachment A, Boeing and Customer will work together in good faith to communicate the [****] that will be offered [****]
1.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
2.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08837R1
[****]		Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 21, 2015

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Vice President, Fleet Planning

P.A. No. 3219	SA-6	AAL-PA-3219-LA-08837R1
[****]		Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

[****]
FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY
2	FLIGHT PERFORMANCE
3	[****]
4	[****]
5	AIRCRAFT CONFIGURATION
6	GUARANTEE CONDITIONS
7	GUARANTEE COMPLIANCE
8	EXCLUSIVE GUARANTEES

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

1    AIRCRAFT MODEL APPLICABILITY
The guarantees contained in this Attachment (the [****]) are applicable to the [****]
2    FLIGHT PERFORMANCE
2.1    [****]
2.1.1    The FAA approved [****]
        [****]
        [****]
        [****]
2.1.2    The FAA approved [****]
        [****]
        [****]
        [****]
2.1.3    The FAA approved [****]
        [****]
        [****]
        [****]

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

2.1.4    The FAA approved [****]
        [****]
        [****]
        [****]
2.2    [****]
    The FAA approved [****]
        [****]
        [****]
        [****]
2.3    Mission
2.3.1    Mission Payload
    The payload for a stage length of [****] nautical miles in still air (representative of a Dallas to Tokyo route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:
        [****]
        [****]
        [****]
    Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[****]

[****]

[****]

[****]

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

[****]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[****]

Climb:	[****]

[****]

[****]

[****]

[****]

[****]

Cruise:	[****]

[****]

[****]

[****]

[****]

Descent:	[****]

[****]

[****]

Approach and Landing Maneuver:	[****]

[****]

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [****]

Takeoff and Climbout Maneuver: [****] [****]

Approach and Landing Maneuver: [****]

Taxi-In (shall be consumed from the reserve fuel): [****]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

[****]

2.3.2    Mission Block Fuel
The block fuel for a stage length of [****] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

[****] [****] [****]
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[****]

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[****]

Climb:	[****]

[****]

[****]

[****]

[****]

[****]

Cruise:	[****]

[****]

[****]

[****]

[****]

Descent:	[****]

[****]

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

[****]

Approach and Landing Maneuver:	[****]
[****]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [****]

Takeoff and Climbout Maneuver: [****] [****]

Approach and Landing Maneuver: [****]

Taxi-In (shall be consumed from the reserve fuel): [****]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

[****]
2.3.3    Operational Empty Weight Basis
The Operational Empty Weight (OEW) derived in Paragraph 2.3.4 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

2.3.4    Weight Summary - American Airlines

Pounds

Standard Model Specification MEW	[****]
[****]

[****]
[****]
[****]
[****]

[****]
[****]	[****]
[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

American Airlines [****]	[****]

Standard and Operational Items Allowance (Paragraph 2.3.5)	[****]

American Airlines [****]	[****]

	[****]	[****]	[****]

[****]			[****]

[****]	[****]	[****]
[****]	[****]	[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

2.3.5    Standard and Operational Items Allowance

	Qty	lb	lb	lb
Standard Items Allowance				[****]

Unusable Fuel			[****]
Oil			[****]
Oxygen Equipment			[****]
Portable Oxygen Bottles	[****]	[****]
Miscellaneous Equipment			[****]
First Aid Kits	[****]	[****]
Crash Axe	[****]	[****]
Megaphones	[****]	[****]
Flashlights @ C/A Sta.	[****]	[****]
Smoke Goggles	[****]	[****]
Smoke Hoods	[****]	[****]
Galley Structure & Fixed Inserts (993 cu ft @ 4.7 lb/cu ft)			[****]

Operational Items Allowance				[****]

Crew and Crew Baggage			[****]
Flight Crew (Inc. Baggage) ([****] lb. ea.)	[****]	[****]
Cabin Crew (Inc. Baggage) ([****] lb. ea.)	[****]	[****]
Flight Crew Briefcase ([****]lb. ea.)	[****]	[****]
Catering Allowance & Removable Inserts: Atlantic Meal Service			[****]
Business Class	[****]	[****]
Economy Class	[****]	[****]
Tourist Class	[****]	[****]
Potable Water - [****]			[****]
Waste Tank Disinfectant			[****]
Emergency Equipment (Includes Over Water Equip.)			[****]
Slide Rafts: Main Entry	[****]	[****]
Life Vests	[****]	[****]
Locator Transmitter	[****]	[****]
Cargo System			[****]
Containers ([****] lb ea.)		[****]

Total Standard and Operational Items Allowance				[****]

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

3    [****]
[****]
4    [****]

4.1    [****]
[****]
4.2    [****]
[****]
[****]
4.3    [****]
[****]
[****]
4.4    [****]
[****]
[****]

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

4.5    [****]
[****]
[****]
5    AIRCRAFT CONFIGURATION
5.1    The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revison F, “787 Airplane Configuration Specification”, dated March 28, 2012, as amended by Addendum Document 787B1-4102-FAAL01, dated June 29, 2012, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

5.2    [****]
(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.
6    GUARANTEE CONDITIONS
6.1    All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.
6.2    The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.
6.3    In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

6.4    The [****] and [****] guarantees, and the [****] of the mission guarantees are based on [****]
6.5    [****]
6.6    [****]
6.7    [****]
6.8    [****]
    [****]
6.9    [****]
6.10    [****]
7    GUARANTEE COMPLIANCE
7.1    Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.
7.2    Compliance with the takeoff and landing guarantees, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model [****]
7.3    [****]
7.4    [****]
7.5    [****]
7.6    The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.
7.7    Compliance with the guarantee for [****] Upon request, customer may review adjustment calculations.

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-3219-LA-08837R1
[****]

7.8    Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.
8    EXCLUSIVE GUARANTEES
The only [****] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3219	SA-6
AERO-B-BBA4-M12-0713A	SS12-0343
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-3219-LA-1302236R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        [****]

Reference:        Purchase Agreement No. PA-3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used in but not otherwise defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Customer has [****] that Boeing [****] in the Aircraft [****] described in Attachment A to this Letter Agreement (collectively referred to as [****]). [****] that Boeing [****] for Customer and that is identified in the Detail Specification for the Aircraft.
Because of the [****] will be required during the [****] of the [****] and manufacture of the Aircraft to [****] at the time of delivery of the Aircraft. To assist Customer, Boeing will [****] as set forth in Attachment B.
1.    Responsibilities.
1.1 Customer will:
1.1.1 provide Customer’s [****] to Boeing;
1.1.2 select the [****] from among those identified in the [****] listed in Attachment A to this Letter Agreement;
1.1.3 promptly after selecting the [****] with Boeing in [****] to ensure that [****] meet Customer’s and Boeing’s [****];
1.1.4 select [****];
1.1.5 [****] on [****] (including [****]), and any other [****] to Customer in its own discretion [****];
1.1.6 provide [****] part numbers [****] above to Boeing by a [****] date;

AAL-PA-3219-LA-1302236R1 [****] BOEING PROPRIETARY	SA-6 LA Page 1

1.1.7 [****] and [****] with any required [****]; and
1.1.8 use commercially [****] to include in Customer’s [****] a condition [****] and [****] with a Boeing approved [****] agreement. This [****] agreement will set forth the procedures [****], and [****] during the time such [****].
1.1.8.1 Intentionally omitted.
1.2 Boeing will, in a timely manner:
1.2.1 perform the [****] functions stated in Attachment B;
1.2.2 provide [****];
1.2.3 assist [****] and approve such [****];
1.2.4 release [****] on behalf of Customer, and manage such [****];
1.2.5 coordinate the [****];
1.2.6 ensure that at the time of Aircraft delivery, the [****] contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and
1.2.7 prior to or at delivery of the applicable Aircraft, obtain [****] of the Aircraft with the conforming [****] therein including the [****] identified in Section 2.1 of this Letter Agreement.
1.2.8 If necessary, and upon request of Customer, use commercially [****] to assist Customer in causing [****] under the agreements between the Customer and [****] with the objective of delivery of the Aircraft [****] in the Aircraft and certified by the FAA. Any assistance which Boeing provides to Customer under this Section 1.2.8 shall [****] for the purpose of Section 6 below.
2.    Software.
[****] may contain [****] of the following two types:
2.1 [****]. The [****] required to [****] on the Aircraft is the [****] and is part of the [****].
2.2 [****]. The [****] which is [****] by the Customer to [****] and is not part of the [****].

AAL-PA-3219-LA-1302236R1 [****] BOEING PROPRIETARY	SA-6 LA Page 2

2.2.1 Customer is solely responsible for specifying Customer’s [****] and [****] and ensuring that Customer’s [****] meets such [****]. Customer and Customer’s [****] will have total responsibility for the [****] of any of Customer’s [****]. Boeing will not perform the functions and obligations described in Section 1.2 above or the [****] functions described in Attachment B for Customer’s [****].
2.2.2 The [****] of any Customer’s [****] or the lack of any [****] will not be a valid condition for Customer’s [****] at the time of Aircraft delivery.
2.2.3 Boeing has no [****] to support Customer’s [****]. Boeing will only [****] if, in Boeing’s reasonable opinion, such [****] is necessary to [****] on the Aircraft.
2.2.4 Boeing will not be responsible for obtaining FAA certification for [****].
3.    Changes.
3.1 After Customer’s acceptance of this Letter Agreement, any [****] between Customer and the [****]; provided, however, that such [****] of Boeing. Any Customer [****] to the [****] after execution of this Letter Agreement shall be made in writing directly to Boeing [****]. Any such [****] of the Purchase Agreement. Any [****] resulting from such [****] between Customer and [****]. Notwithstanding the foregoing, Customer may [****] at any time. Boeing shall [****] by Customer in a [****].
3.2 Boeing and Customer recognize that the [****] nature of the [****] or the Aircraft in order to ensure (i) [****] with the Aircraft and all [****], and (ii) [****] of the Aircraft with the [****] therein. In such event, Boeing will notify Customer and [****]. If, within [****] as may be mutually agreed in writing) after such notification, Customer and Boeing [****] or an alternate course of action, then the [****] to Boeing in Section 6 shall apply.
3.3 The [****] contained in Attachment A to this Letter Agreement.
3.4 If Boeing [****] pursuant to Section 3.1, Customer may [****] of the Aircraft. Customer will [****] and Boeing will in [****], in accordance with Section 3.1, taking into consideration the [****] to Customer. Boeing and Customer will [****] in the Aircraft, if such [****].
3.5 Boeing’s [****] of the Aircraft as it relates to [****] as described in Attachment A, as Attachment A may be amended from time to time.

AAL-PA-3219-LA-1302236R1 [****] BOEING PROPRIETARY	SA-6 LA Page 3

4.    Supplier Defaults.
4.1 Boeing and Customer agree to follow the sequential steps identified in this Section 4 to [****]:
4.1.1 Boeing shall [****] with Boeing.
4.1.2 Within [****], Boeing and Customer shall [****] or other course of action.
4.2 If Boeing and Customer are [****] on an alternate [****] or course of action within such time, the [****] to Boeing in Section 6 shall apply.
5.    Exhibits B and C to the AGTA.
[****] is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.
6.    Boeing [****].
6.1 If Customer [****] as provided in this Letter Agreement or if [****] (for any reason [****] under the purchase order terms) to [****], then, in addition to [****], Boeing will
6.2 [****] and
6.2.1 if the [****] to Section 5.1 of the Exhibit A to the AGTA entitled “Buyer Furnished Equipment Provisions Document” (AGTA Exhibit A BFE Provisions Document), then the provisions of Article 7, “Excusable Delay”, of the AGTA [****];
6.2.2 if the [****] to Section 5.2 of the AGTA Exhibit A BFE Provisions Document, then Boeing will [****];
6.3 [****]; and/or
6.4 [****] of Boeing’s [****], including but not limited to, (i) [****] by Boeing, (ii) any [****] in accordance with [****] as established by Boeing and agreed to by the [****] and (iii) [****]; and [****] from any applicable [****].
6.5 Boeing will use [****] described in Section 6.4. Notwithstanding the last clause of 6.4, Boeing has no [****].
6.6 If Boeing [****] set forth herein, then any [****] of the Aircraft, to the [****], will be the [****] of Boeing.
7.    Customer’s Right to [****].
7.1 The [****] identified in Sections 1.1, 1.2 and 3 and Attachment B are defined as the “[****]”.

AAL-PA-3219-LA-1302236R1 [****] BOEING PROPRIETARY	SA-6 LA Page 4

7.2 1st Round [****]. Boeing and Customer will each [****] requirements with a [****] the Aircraft to achieve proper [****] at the time of delivery of the Aircraft. Such goal is defined as the “[****]”. If after a [****], then Boeing and Customer will [****] in order to achieve the [****].
7.3 2nd Round [****]. Boeing and Customer will [****] identified pursuant to Section 7.2. If after a [****], commencing with the [****], then Boeing and Customer will [****]. Boeing will [****] in order to achieve the [****].
7.4 Applicability of [****]. If the [****] after completing the steps described in Sections 7.2 and 7.3 above, then Boeing and Customer will [****] provided in Section 5 of Letter Agreement 6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft”.
8.    [****].
8.1 Estimated [****]. An estimated [****] by Boeing will be included in the Aircraft [****] to establish the [****] for each Aircraft. The estimated [****] on each Aircraft will be reflected on Table 1(R4),Table 2(R1) and Table 3(R1), as amended, supplemented or otherwise modified, including pursuant to SA-6 and subject to [****] of the applicable aircraft.
8.2 Aircraft [****]. The Aircraft [****] will include the [****] and any associated [****] Boeing by [****] or otherwise [****] by Boeing.
9.    Customer’s [****] of Boeing.
9.1 Customer will [****] that Customer [****] into [****] following the effective date of Supplemental Agreement No. 5 (SA-5) an [****] in substantially the following form:
[****]
9.2 With respect to [****] that Customer has [****] prior to the effective date of SA-5, Customer will [****] or applicable law) any [****] Customer has obtained from such [****].
9.3 With respect to [****] that Customer [****] following the effective date of SA-5 that [****] contemplated by Section 9.1 above, Customer will [****] or applicable law) any [****] that Customer has [****].
10.    Title and Risk of Loss.
[****] will remain with Boeing until the Aircraft [****] to Customer. [****] will remain with the entity that is in [****] prior to Aircraft delivery.

AAL-PA-3219-LA-1302236R1 [****] BOEING PROPRIETARY	SA-6 LA Page 5

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.
10.    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 21, 2015

AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.

Its	Vice President, Fleet Planning

Attachments

AAL-PA-3219-LA-1302236R1 [****] BOEING PROPRIETARY	SA-6 LA Page 6

Attachment A
[****]
The following [****] describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be [****]. Each such [****] is fully described in [****] as described in Exhibit A to the Purchase Agreement. Final configuration will be based on Customer acceptance of any or all [****] listed below or any post SA-5 [****] by Boeing that are [****] by the Customer.
Option Request Number and Title

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

Attachment A to AAL-PA-3219-LA-1302236R1	SA-6
[****]	LA Page 1
BOEING PROPRIETARY

Attachment B
[****]
This Attachment B describes the functions that Boeing will [****] to support (i) the [****] and (ii) the [****] on the Aircraft.
1.    [****].
Boeing will perform the following functions [****]. Boeing will have [****] which, in Boeing’s reasonable opinion, [****]. Boeing will be [****] for:
    (i)    [****];
    (ii)    [****];
    (iii)    [****];
    (iv)    [****];
    (v)    [****];
    (vi)    [****];
    (vii)    [****]; and
    (viii)    [****]
2.    [****].
Boeing’s [****] will include the functions of [****]. As [****], Boeing will perform the following functions:
    (i)    as required, [****];
    (ii)    [****] Boeing, Customer and [****]; and
    (iii)    [****].
3.    [****].
    (i)    Boeing will [****].
    (ii)    The [****] and Boeing, as determined by Boeing.
    (iii)    The [****].

Attachment B to AAL-PA-3219-LA-1302236R1	SA-6
[****]	LA Page 1
BOEING PROPRIETARY